                                                                  EXHIBIT 99.1

                                                             [GRAPHIC
                                                     OMITTED][GRAPHIC OMITTED]

FOR IMMEDIATE RELEASE

                                                      Contact:
                                                      David Almeida
                                                      Chief Financial Officer
                                                      Axsys Technologies, Inc.
                                                      (860) 257-0200
                                                      WWW.AXSYS.COM

              AXSYS TECHNOLOGIES ANNOUNCES REVISION IN 2002 RESULTS


ROCKY HILL, CONN. - MARCH 28, 2003 - Axsys Technologies, Inc. (Nasdaq: AXYS), a global leader in the design, manufacture and distribution of precision opto-mechanical components and assemblies found in high performance aerospace, defense and commercial equipment for high-technology markets, today announced, concurrent with the filing of its Annual Report on Form 10-K, a revision in its 2002 results to reflect the establishment of a valuation allowance recorded for its net deferred tax asset.

      Upon final review of our year-end financial results with Ernst & Young and in light of the significant tax benefits generated during 2002 related to the sale of our Automation businesses and Teletrac Inc., we have reassessed the timing of the utilization of the $6.0 million net deferred tax asset reported at the time of our earnings release on February 13, 2003. As a result of this reassessment, we have elected to establish a valuation allowance, resulting in a $4.6 million tax charge within 2002 (see Exhibit I and II). Although this non-cash valuation allowance results in a reduction of net deferred taxes as a balance sheet asset, Axsys will still be able to utilize these amounts to reduce future tax obligations in profitable periods. In accordance with Financial Accounting Standard No. 109 "Accounting for Income Taxes", this deferred tax asset valuation allowance will be reduced and the future tax benefits will be recognized as taxable income is generated in 2003 and beyond.


      Although the pre-tax operating results remain unchanged, as a result of the establishment of the valuation allowance, the net after-tax results previously announced for 2002 will be adjusted. The net loss of $2.4 million, or ($0.52) per diluted share for the year ended December 31, 2002 will be adjusted to a net loss of $7.1 million, or ($1.50) per diluted share. Each of the quarters of 2002 will be adjusted to reflect the establishment of the valuation allowance as set forth in Exhibit III. This change will have no impact on our cash flow.

      During 2002, Axsys has focused on improving our resource allocation, expense management, and execution within our core operations. Axsys' management believes that we are well positioned for the future, both financially and from a product offerings standpoint. As announced in our February 13, 2003 earnings release, we reported income before taxes from continuing operations in the fourth quarter of 2002 of $1.4 million. These financial results include a reversal of $235,000 for restructuring and special charges originally recorded earlier in the year. We believe that Axsys will remain profitable during 2003. In the event that future profits are recognized, the related taxes would reduce the valuation allowance until it is exhausted as opposed to being reported as an expense, which would have the effect of increasing future reported earnings per share.

      Axsys Technologies, Inc. is a vertically integrated supplier of precision optical and motion control components and assemblies for high-technology applications, serving the aerospace, defense, semiconductor and graphic arts markets. For more information, contact Axsys Technologies Inc, at www.axsys.com.

         This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. One can identify these forward-looking statements by the use of the words such as "expect," "anticipate," "plan," "may," "will," "estimate" or other similar expressions. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors, which could cause actual results to differ materially, are described in Axsys' reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission.

                                                                     EXHIBIT I
                            AXSYS TECHNOLOGIES, INC.
                           CONSOLIDATED BALANCE SHEETS
                    (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                                                        As of December 31, 2002
                                                                     -------------------------------
                                                                                        Originally
                                                                                         Reported
                                                                         Revised        (Unaudited)
                                                                     --------------    -------------
                             ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                           $    9,920       $    9,920
  Accounts receivable - net                                               10,068           10,068
  Inventories - net                                                       22,080           22,080
  Income tax - deferred and current                                        4,077            7,398
  Other current assets                                                     1,046            1,046
                                                                      ----------       ----------
     TOTAL CURRENT ASSETS                                                 47,191           50,512
PROPERTY, PLANT AND EQUIPMENT - net                                       11,263           11,263
EXCESS OF COST OVER NET ASSETS ACQUIRED - net                              3,600            3,600
OTHER ASSETS                                                                 318              318
                                                                      ----------       ----------
     TOTAL ASSETS                                                     $   62,372           65,693
                                                                      ==========       ==========
                     LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                    $    3,108            3,108
  Accrued expenses and other liabilities                                   9,285            9,285
  Deferred income                                                          3,115            3,115
  Current portion of capital lease obligation                              1,055            1,055
                                                                      ----------       ----------
     TOTAL CURRENT LIABILITIES                                            16,563           16,563
CAPITAL LEASES, less current portion                                       1,191            1,191

OTHER LONG-TERM LIABILITIES                                                5,525            4,215

SHAREHOLDERS' EQUITY:
  Common stock, authorized 30,000,000 shares, issued
      4,792,674 shares at December 31, 2002 and 2001                          47               47
  Capital in excess of par                                                39,587           39,581

  Retained earnings                                                          752            5,383
  Treasury stock, at cost, 138,988 shares and 96,876 shares at
      December 31, 2002 and 2001, respectively                            (1,293)          (1,287)
                                                                      ----------       ----------
     TOTAL SHAREHOLDERS' EQUITY                                           39,093           43,724

                                                                      ----------       ----------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $   62,372       $   65,693
                                                                      ==========       ==========

                                                                    EXHIBIT II

                            AXSYS TECHNOLOGIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
              (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA - UNAUDITED)


                                                                       For the Twelve Months Ended
                                                                           December 31, 2002
                                                                     ---------------------------------
                                                                                           Originally
                                                                                            Reported
                                                                       Revised             (Unaudited)
                                                                     -----------           ------------
Net sales                                                               $ 79,586           $     79,586
Cost of sales                                                             60,500                 60,500
                                                                      ----------            -----------
Gross margin                                                              19,086                 19,086

Selling, general and administrative expenses                              16,262                 16,262
Research and development expenses                                          1,003                  1,003
Restructuring and special charges                                          1,854                  1,854
                                                                      ----------            -----------
Operating loss                                                               (33)                   (33)
                                                                      ----------            -----------
Interest expense - net                                                       (22)                   (22)

Other income                                                                  10                     10
                                                                      ----------            -----------
Loss from continuing operations before taxes and
   cumulative effect of change in accounting principle                       (45)                   (45)

(Provision for) benefit from income taxes                                 (2,969)                 1,662
                                                                      ----------            -----------
(Loss) income from continuing operations before cumulative
effect of change in accounting principle                                  (3,014)                 1,617
Loss from discontinued operations                                         (4,582)                (4,582)
Cumulative effect of change in accounting principle                         535                     535
                                                                      ----------            -----------
Net loss                                                              $   (7,061)           $    (2,430)
                                                                      ==========            ===========

BASIC AND DILUTED (LOSS) INCOME PER SHARE:
(Loss) income from continuing operations before
   cumulative effect of change in accounting principle                $    (0.64)           $      0.34
Loss from discontinued operations                                          (0.97)                 (0.97)
Cumulative effect of change in accounting principle                         0.11                   0.11
                                                                      ----------            -----------
Total                                                                 $    (1.50)           $     (0.52)
                                                                      ==========            ===========
Weighted average basic and diluted common shares outstanding               4,692                  4,692


                                                                    EXHIBIT III

                            AXSYS TECHNOLOGIES, INC,
        RECONCILIATION OF QUARTERLY STATEMENTS OF OPERATIONS - UNAUDITED


                                                            Three Months Ended                           Three Months Ended
                                                              March 30, 2002                               June 29, 2002
                                                 -----------------------------------------    -------------------------------------
                                                  Originally    Adjustment      Revised        Originally    Adjustment      Revised
                                                   Reported                                     Reported
                                                 ------------- -------------- ------------    ------------- -------------- ---------
Net sales                                         $   19,092           --     $   19,092      $  20,586            --      $ 20,586
Cost of sales                                         14,978                      14,978         15,623                      15,623
                                                 ------------- -------------- ------------    ------------- -------------- ---------
Gross margin                                           4,114           --          4,114          4,963            --         4,963

Selling, general and administrative expenses           4,006           --          4,006          4,494                       4,494
Research and development expenses                        307           --            307            180            --           180
Restructuring and special charges                      1,281           --          1,281            794            --           794
                                                 ------------- -------------- ------------    ------------- -------------- ---------
Operating loss                                        (1,480)          --         (1,480)          (505)           --          (505)
Other income (expenses)                                   61           --             61           (192)           --          (192)
                                                 ------------- -------------- ------------    ------------- -------------- ---------
Loss from continuing operations before taxes
and cumulative effect of change in accounting
principle                                             (1,419)          --         (1,419)          (697)           --          (697)
Benefit from (provision for) income taxes
                                                       1,533        (1,975)         (442)           413          (950)         (537)
                                                 ------------- -------------- ------------    ------------- -------------- ---------
Income (loss) from continuing operations
before cumulative effect of change in
accounting principle                                     114        (1,975)       (1,861)          (284)         (950)       (1,234)

Loss from discontinued operations                       (899)          --           (899)          (859)           --           859)
Cumulative effect of change in accounting
principle                                                535           --            535             --            --            --
                                                 ------------- -------------- ------------    ------------- -------------- ---------
Net loss                                         $       (250)  $   (1,975)   $   (2,225)     $  (1,143)    $     (950)    $ (2,093)
                                                 ============= ============== ============    ============= ============== =========



                                                            Three Months Ended                           Three Months Ended
                                                            September 28, 2002                           December 31, 2002
                                                 -----------------------------------------    --------------------------------------
                                                  Originally    Adjustment      Revised        Originally    Adjustment      Revised
                                                   Reported                                     Reported
                                                 ------------- -------------- ------------    ------------- -------------- ---------
Net sales                                         $   19,086            --     $  19,086      $   20,822           --      $ 20,822
Cost of sales                                         14,346            --        14,346          15,553           --        15,553
                                                 ------------- -------------- ------------    ------------- -------------- ---------
Gross margin                                           4,740            --         4,740           5,269           --         5,269
Selling, general and administrative expenses           3,906            --         3,906           3,856           --         3,856
Research and development expenses                        242            --           242             274           --           274
Restructuring and special charges                         --            --            --            (221)          --          (221)
                                                 ------------- -------------- ------------    ------------- -------------- ---------
Operating income                                         592            --           592           1,360           --         1,360

Other income                                              42            --            42              77           --            77
                                                 ------------- -------------- ------------    ------------- -------------- ---------
Income from continuing operations before taxes
and cumulative effect of change in accounting
principle                                                634            --           634           1,437           --         1,437
Provision for income taxes                              (204)         (1,221)     (1,425)            (80)         (485)        (565)

                                                 ------------- -------------- ------------    ------------- -------------- ---------
Income (loss) from continuing operations
before cumulative effect of change in
accounting principle                                     430          (1,221)       (791)          1,357          (485)         872
Loss from discontinued operations                     (2,508)            --       (2,508)           (316)           --         (316)
Cumulative effect of change in accounting
principle                                                 --             --          --               --            --           --
                                                 ------------- -------------- ------------    ------------- -------------- ---------
Net (loss) income                                $    (2,078)  $      (1,221)  $  (3,299)     $     1,041    $    (485)    $    556
                                                 ============= ============== ============    ============= ============== =========